Deutsche Bank
8th Annual Electric Power Conference

June 9, 2003

C. John Wilder
Executive Vice President and CFO

Entergy

Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including the Entergy New Orleans rate case and various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. These non-GAAP measures differ from GAAP in that they are calculated using operational net income, which excludes the impact of special items. Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations. A reconciliation of operational earnings per share to the most directly comparable GAAP measure, as reported earnings per share, can be found in Entergy's investor earnings releases for 1998 through first quarter 2003. Entergy's investor earnings releases are posted on our website at www.entergy.com/investor.

Business Strategy: It's All About Execution

1. What is your business strategy? How has deregulation impacted the strategy?
2. How much commodity risk does your business strategy have?
3. Are your profit margins in 2005 likely to be the same, higher, or lower than the level of profit margin in 2003?
4. How much debt can your business strategy support over a commodity price cycle?
5. What earnings and cash flow growth rate is your strategy likely to deliver annually over the next three years? How would this compare with your secular growth rate?

Execution Is at the Core of Entergy's Strategy

Financial Aspirations	*What We Want*	• Top quartile total shareholder return • 8 – 10% average annual earnings growth • 10% return on invested capital • A credit rating
Strategic Themes	*What We Believe Creates Value*	• Creative regulatory solutions • High operating productivity • POV-based portfolio decisions
Portfolio of Business Models	*How We Compete*	• Integrated utility: delivering reliable electricity • Nuclear: producing at high productivity levels • EK: providing leading risk products/services
Leadership	*Who We Are*	• Experienced industry management • Passionately driven to succeed • Attentive to balancing interests
Capabilities	*What We Leverage*	• Core energy commodity knowledge • Energy infrastructure operations skills • Regulatory design and solutions • Complex transactional skills

Entergy's Three Businesses Have Strong Competitive Positions



Entergy Nuclear Northeast
5 non-utility plants
4 GW generating capacity
Entergy-Koch, LP
Leading energy trader
8,000 miles of gas pipeline
68 BCF gas storage
Assets under management
Storage under management
Integrated Utility
2.6 million customers
22 GW generating capacity

Utility Strategy Emphasizes Customer Service, Reliability and Regulatory Relationships

How Do We Compete?

Customers	**?Residential, commercial, governmental, and industrial customers**	
Products/ Services	**?Electricity**	
	?Gas distribution	
Competitors	**?None**	
Growth Potential	**?Productivity improvements**	
	?Investments in rate base	
	?ROE enhancements/ incentives	
Competitive Advantages	**?Generation performance**	**?Top decile cost performance in fossil and top quartile performance in nuclear generation**
	?System reliability	**?Decreases exceeding 40% in outage frequency and duration**
	?Customer service	**?Improvements of 65-75% in call center response measures**
	?Regulatory relationship management	**?Successful rate proceedings in multiple jurisdictions**

Where Do We Compete?


Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Gulf States
Entergy New Orleans

Utility Has Executed Across Operational and Financial Dimensions

Regulatory Outage Complaints


535
110
79%
98
02

Outage Frequency
average number per customer


4
2
44%
98
02

Outage Duration
average minutes per customer


278
164
41%
98
02

Operational Earnings*
$/share


25%**
Excludes Weather
Includes Weather
2.36
2.06
2.26
2.17
2.65
2.33
2.47
2.46
2.58
2.57
98
99
00
01
02

Operational Return on Equity**
%


4%
10.7
11.1
10.7
10.5
11.1
98
99
00
01
02

*Excludes the impact of special items.
**Excludes the impact of special items and weather.

Operational Excellence Is at the Heart of Entergy Nuclear's Strategy

How Do We Compete?

Customers	?Utility companies with real end customers ?Single unit operators ?Nuclear plant owners
Products/ Services	?Nuclear-generated electricity ?Decommissioning services ?License renewal services
Competitors	?3-5 large scale U.S. nuclear operators
Growth Potential	?Productivity improvements ?Acquisitions ?Operating contracts/leases

Where Do We Compete?



Vermont Yankee
FitzPatrick
Indian Point 2 & 3
Pilgrim

Competitive Advantages	?Transaction/execution skills	?First and most acquisitions closed in industry
	?Operational excellence	?Refueling duration and operating performance are better than industry average
	?Economies of scale	?Regional concentration drawing on integrated team work
	?Management team strength	?Senior team with nearly 200 years of nuclear operating experience

Entergy Nuclear's Expansion and Operational Performance Drives Earnings and Returns

Average Capacity Factor
%


18%
77
91
Before Entergy
After Entergy

Average Production Costs
$/MWh


19%
26
21
Before Entergy
After Entergy

Operational Earnings per Share*
$


(0.01)
0.06
0.22
0.57
0.88
98
99
00
01
02

Operational Return on Average Invested Capital*
%


37
7
9
11
98
99
00
01
02

Excludes the impact of special items.

Gulf South Pipeline's Strategy Is Based on Sustainable Productivity Improvements

How Do We Compete?

Customers	• Local distribution companies • Industrials/power plants • Pipelines/gathering interconnects	
Products/ Services	• Interstate gas transportation services • Gas storage services	
Competitors	• Intrastate pipelines • Other interstate pipelines • Gulf Coast storage operators	
Growth Potential	• Productivity improvements • Niche pipeline expansions • Additional storage facilities	
Competitive Advantages	• Operational excellence	?Technology investments underway to improve capacity management and compliance
	• Strategic location	?Major interconnections with Northeast, Midwest, and Southeastern pipelines
	• Interconnection with key U.S. pipelines	?Magnolia storage expansion of 4 bcf working capacity in fourth quarter 2003

Where Do We Compete?


Gulf of Mexico
GULF SOUTH

Entergy-Koch Trading's Strategy Is Well Integrated Across Commodities and Markets

How Do We Compete?

Customers	? Investor-owed utilities ? Local distribution companies ? Producers and industrials
Products/ Services	? Electricity, gas, and weather products ? Physical optimization (asset management) services ? Financial optimization services ? Point of view trading
Competitors	? ~5 major banks ? 2-3 energy trading companies with investment grade credit ratings
Growth Potential	? Market share expansion due to exit of competitors ? New products ? N.A. and European expansion

Where Do We Compete?



Competitive Advantages	? A/A3 credit ratings	? Only A credit without parent guarantee
	? Transaction execution via analytical expertise	? Asymmetrical trading grounded in analyses and executed by strong transactional capabilities
	? Customer relationships	? Capacity to package physical and financial products
	? Product innovation	? Leader in development of weather derivatives
	? Risk control and compliance	? Two-thirds of resources dedicated to mid and back office activities

Deregulation Has Been More Fiction Than Reality

	01 Generation		01 Retail	
Market	Market Size TWh	Incumbents' share %	Market Size TWh	Incumbents' share %
MISO	527	97	479	91
Texas	353	77	315	97
PJM	291	73	248	85
California	185	43	168	99
Illinois	172	77	124	98
New York	138	32	126	62
		Weighted Average = 75%		Weighted Average = 90%

Entergy's Strategic Execution Has Capitalized on Changing Deregulation

Impact of Deregulation on Entergy's ...

Business	Customers	Product / Service	Potential Competitors	Competitive Advantages	Growth Opportunities	Overall to Entergy
Utility	? None (no retail choice)	? None	? No entrants allowed	? Incumbency value is enhanced	? Supply additions ? Incentive regulation	
Entergy Nuclear	? Higher value product at same or lower price	? Safety, cost, and reliability improved	? Top operators pursue expansion/ consolidation	? Value of scale economies is enhanced ? Value of operational expertise is enhanced	? Early acquisition opportunities ? Creative operating structures	
Entergy-Koch Trading	? Reduced liquidity ? Fewer opportunities to shift risk	? Product offerings expanded	? Credit require-ments hurt competitors ? New entrants include banks and major industrials	? Credit-worthiness is key to differentiation ? Transaction expertise valued	? Risk management needs created physical optimization business ? Exit of competitors drives market share gains	

Commodity Risk: How To Compete In a Cyclical Business

1. What is your business strategy? How has deregulation impacted the strategy?

2. **How much commodity risk does your business strategy have?**

3. Are your profit margins in 2005 likely to be the same, higher, or lower than the level of profit margin in 2003?

4. How much debt can your business strategy support over a commodity price cycle

5. What earnings and cash flow growth rate is your strategy likely to deliver annually over the next three years? How would this compare with your secular growth rate?

VAR is Relatively Modest

Business	03 Operational Earnings $/share*	Estimated VAR $M	Earnings/VAR
Utility	$2.73	0	N/A
Entergy Nuclear	$0.93	52*	4
Non-Nuclear Wholesale	$(0.05)	2*	N/A
Entergy-Koch Trading	$0.26	10-15	5
Gulf South Pipeline	$0.15	0	N/A

**Midpoint of guidance range; excludes the impact of special items.*
***Illustrative.*

Entergy Is Structurally Long Natural Gas…

Exposure to Energy Commodity Price Volatility

Business	Natural Gas	Oil	Dark Spark	Spark Spread	Comments
Utility	○	○	○	○	? Fuel costs are passed through to regulated customers
Entergy Nuclear	●	◔	○	○	? Gas is increasingly on the margin in the Northeast
Non-Nuclear Wholesale	◑	○	○	●	? Remaining peaking assets are out of the money call options on spark spreads
Entergy-Koch Trading	◔	◔	○	○	? POV positions are primarily focused on gas
Gulf South Pipeline	◔	◔	○	◑	? Transportation demand is moderately sensitive to fuel switching

○ Minimal ● Significant

…But Near-Term Volatility Is Reduced Due to Contracted Positions

Entergy Unregulated Planned Generation
03–05; %


Entergy Nuclear
92%
8%
Non-Nuclear
Wholesale

Entergy Nuclear Generation Sold Forward
03–05; %


Original PPA Contracts
New PPA Contracts
100
8
93
16
31
19
03
04
05*

Contractual vs. Average Market Price
$/MWh


Avg. Market Price
Contractual Price
37
48
38
40
35
38
03
04
05

**2% of 31% in 05 is associated with VY contract for which pricing may be adjusted.*

Sensitivity Analysis: Relatively Small And More Upside Than Downside

Unsold Entergy Nuclear Generation Sensitivity Analysis
$/share



04
05
$1 change in market prices
(0.01)
0.01
(0.07)
0.07
$0.50/mmbtu change in market prices
(0.03)
0.03
(0.34)
0.34

Margins: Entergy Grows Top Line, Reduced Middle Line and Grows Bottom Line

1. What is your business strategy? How has deregulation impacted the strategy?

2. How much commodity risk does your business strategy have?

3. Are your profit margins in 2005 likely to be the same, higher, or lower than the level of profit margin in 2003?

4. How much debt can your business strategy support over a commodity price cycle?

5. What earnings and cash flow growth rate is your strategy likely to deliver annually over the next three years? How would this compare with your secular growth rate?

Net Margin Has Doubled Since Beginning of Entergy's Turnaround

ETR Operational Net Margin*
12 Months Ended 2Q98-1Q03; %



12
9
6
3
0
115%
2Q98
2Q99
2Q00
2Q01
2Q02

Operational Net Margin vs. S&P Electrics*
12 Months Ended 4Q02; %



15
10
5
0
-5
-10
ETR
Median

**Source: Compustat; excludes AYE.*
Competitor data excludes after-tax "special items" per COMPUSTAT; Entergy data excludes the impact of special items as shown in Entergy Earnings Releases.

Net Margin Should Remain at Top Quartile

Operational Net Margin*
98 – 05E; %



12
9
6
3
0
Target 10%
Projected Range
98
99
00
01
02
03E
04E
05E

**Excludes the impact of special items.*

Margins Improvement is Possible

Utility Operational Net Margin*
%



9.9
9.3
8.6
7.8
9.0
8.9
9.0
7.8
7.8
9.0
Includes Weather
Excludes Weather
98
99
00
01
02

Entergy Nuclear Operational Net Margin*
%



14.3
16.5
16.2
16.7
98
99
00
01
02

Business Unit Drivers

Utility	Net Margin Improvement
? 1% Retail sales growth	0.2
? 1% O&M reduction	0.1
? 1% Change in ROE	0.6

Entergy Nuclear	Net Margin Improvement
? 1% Capacity factor change	0.1
? $1/MWh Productivity improvement	0.3

*Excludes the impact of special items.

Debt: Don't Drink The Kool-Aid

1. What is your business strategy? How has deregulation impacted the strategy?
2. How much commodity risk does your business strategy have?
3. Are your profit margins in 2005 likely to be the same, higher, or lower than the level of profit margin in 2003?
4. **How much debt can your business strategy support over a commodity price cycle?**
5. What earnings and cash flow growth rate is your strategy likely to deliver annually over the next three years? How would this compare with your secular growth rate?

Entergy Is Very Financially Flexible

ETR Net Debt to Net Capital
12 Months Ended 2Q98-1Q03; %



60
55
50
45
40
35
30
-14%
2Q98
2Q99
2Q00
2Q01
2Q02

Net Debt to Net Capital vs. S&P Electrics*
12 Months Ended 2Q98-4Q02; %



100
90
80
70
60
50
40
30
20
10
0
ETR
Median

** Source: Compustat; excludes AYE.*

Probability Distributions Are Tight Without Fat Tails

Operating Cash Flow
03-05 Average
$ billions



-2σ
+2σ
2.09
2.23
Mean
2.37

Net Debt to Net Capital
03-05 Average
%



-2σ
+2σ
39.4
40.4
Mean
41.4

Cash Flow Interest Coverage
03-05 Average
Times



-2σ
+2σ
5.81
5.97
Mean
6.12

The Tail Doesn't Wag the Dog: Financial Strategy Follows Business Strategy and Operating Leverage

Business	Cash Flow Profile	Acceptable Debt Range	% of Entergy*	Contribution to Overall Debt Target
Utility	Stable	55-60%	80%	45-48%
Entergy Nuclear	Moderate Volatility	25-30%	14%	4-5%
Entergy-Koch Trading	High Volatility	0-10%	3%	0-0%
Gulf South Pipeline	Stable	55-60%	3%	1-2%
Range				50-55%

**Based on percent of invested capital.*

Entergy Has $3B Liquidity with $2B Debt Capacity

Net Debt to Net Capital
98 – 05E; %


60
50
40
30
20
10
0
Target
Projected Range
>$2B Additional Debt Capacity
98
99
00
01
02
03E
04E
05E

Cash Flow Interest Coverage Ratio
98 – 05E; # Times


9
6
3
0
Target
Projected Range
98
99
00
01
02
03E
04E
05E

Business Strategy: It's All About Execution

1. What is your business strategy? How has deregulation impacted the strategy?

2. How much commodity risk does your business strategy have?

3. Are your profit margins in 2005 likely to be the same, higher, or lower than the level of profit margin in 2003?

4. How much debt can your business strategy support over a commodity price cycle?

5. **What earnings and cash flow growth rate is your strategy likely to deliver annually over the next three years? How would this compare with your secular growth rate?**

Long-Term Profitability Remains Robust Without Relying on Material Acquisitions

Operational Earnings*
$/Share; 98-03E



ETR: 14.5% CAGR 98 - 02
Industry: 1% CAGR 98 – 02**
2.22
2.17
3.12
3.23
3.81
3.75-
3.95
98
99
00
01
02
03
Guidance

*Excludes the impact of special items.

** Industry Median, Source Compustat

Components of EPS Growth
98-02 and 03E-05E



98-02
Intrinsic
20%
Step-Out
80%
03E-05E
Intrinsic
60-100%
Step-Out
0-40%

Targeted Growth Rate Is Achievable Under Various Scenarios

Operational Earnings Indications*
$/Share 03E–05E



5.25
4.75
4.25
3.75
03E
04E
05E
2003 Guidance Midpoint
$3.85
8 - 10% target growth range
$3B invested at 9% historical reinvestment rate
Hedge remaining 04 and 05 nuclear output at current market prices**
6% intrinsic growth

**03 based on published guidance of $3.75 - $3.95; excludes the impact of special items.*
***Current market prices are $40/MWh in 04 and $38/MWh in 05.*

Entergy's Value Proposition to Investors

1. Strategy: Strategic focus is grounded in operational excellence, leveraging assets and skills, and relentless attention to execution
2. Commodity risk: Regulated utility contributes 75% of earnings while contracted positions and modest VARs minimize unregulated exposure
3. Profit margins: Much improved margins can be further enhanced through modest revenue growth and achievable cost improvement
4. Debt tolerance: Commodity price cycle changes can be absorbed without jeopardizing Entergy's credit quality and solid credit metrics
5. Earnings and cash flow growth rate: Top quartile earnings growth performance can be sustained through execution of proven business model